UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 30, 2013

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
On May 30, 2013, American Eagle Outfitters, Inc. (the "Company") held its annual meeting of stockholders in New York, New York (the "Annual Meeting").  As of April 5, 2013, the Company's record date, there were a total of 192,544,595 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 176,646,265 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following:

1. Election of three Class III directors to serve until the 2016 annual meeting of stockholders, or until their successors are duly elected and qualified and the election of one Class II director to serve until the 2015 annual meeting of stockholders or until his successor is duly elected and qualified;

2. An advisory vote on the compensation of the Company's named executive officers; and

3. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending February 1, 2014.

Votes regarding the election of the director nominees were as follows:

Name                                                           For                           Against                     Abstain                    Broker Non-Votes

Robert L. Hanson (Class III)                149,773,625                 2,885,742                  120,018                           23,866,880
Thomas R. Ketteler (Class III)             151,012,602                 1,644,285                  122,497                           23,866,881
Cary D. McMillan (Class III)               148,812,825                 3,843,820                  122,739                           23,866,881
David M. Sable (Class II)                     151,054,174                 1,606,015                  119,193                           23,866,883

Based on the votes set forth above, the director nominees were duly elected.  The following persons continue to serve as Class I directors: Michael G. Jesselson, Roger S. Markfield and Jay L. Schottenstein. The following persons continue to serve as Class II directors: Janice E. Page and Noel J. Spiegel.

Votes regarding the advisory vote on the compensation of the Company's named executive officers were as follows:

                                                    For                          Against                     Abstain                    Broker Non-Votes

                                                   148,591,775             3,998,727                     188,883                             23,866,880

Based on the votes set forth above, the compensation of the Company's named executive officers was approved.

Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending February 1, 2014 were as follows:

                                                   For                          Against                     Abstain                    Broker Non-Votes

                                                   175,363,128             1,110,053                      173,084                                       0

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending February 1, 2014 was duly ratified.

ITEM 7.01. Regulation FD Disclosure

The information in this Item 7.01 of Form 8-K, including the accompanying exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

A copy of management's prepared remarks for the Annual Meeting is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1*	Management's prepared remarks for the Company's Annual Meeting of Stockholders

* Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: May 31, 2013	By:	/s/ Cornelius Bulman, Jr.
Cornelius Bulman, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Management's prepared remarks for the Company's Annual Meeting of Stockholders

* Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.